                                POWER OF ATTORNEY

     The undersigned officer of Fleming Supermarkets of Florida, Inc, (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Thomas A. Farello
- -------------------------------
Thomas A. Farello                  President           November ___, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of Big W of Florida, Inc, (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ David R. Almond
- -------------------------------
David R. Almond                    Vice President            October 24, 1994
                                   (Acting Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of Fleming International Ltd. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Wayne Epperson
- -------------------------------
Wayne Epperson                     President                 October 24, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of Fleming Supermarkets of Florida, Inc. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ David R. Almond
- -------------------------------
David R. Almond                    Vice President            October 24, 1994
                                   (Acting Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of M&H Financial Corp. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Harry L. Winn, Jr.
- -------------------------------
Harry L. Winn, Jr.                 President                October 24, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of M&H DeSoto, Inc. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Harry L. Winn, Jr.
- -------------------------------
Harry L. Winn, Jr.                 President                October 24, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of M&H Realty, Inc. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Robert W. Smith
- -------------------------------
Robert W. Smith                    President                October 24, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officer of Star Groceries, Inc. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ Donald L. Despot
- -------------------------------
Donald L. Despot                   President                October 24, 1994
                                   (Chief Executive
                                   Officer) and Director

                                POWER OF ATTORNEY

     The undersigned officer of WPC, Inc. (hereinafter the "Company") hereby constitutes Robert E. Stauth, Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, my true and lawful attorneys-in-fact with full power to them and each of them to sign for me, and in my name as an officer of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


     SIGNATURE                          TITLE                    DATE
/s/ William M. Lawson, Jr.
- -------------------------------
William M. Lawson, Jr.             President                October 24, 1994
                                   (Chief Executive
                                   Officer)

                                POWER OF ATTORNEY

     The undersigned officers and directors of Consumer Markets, Inc. (hereinafter the "Company") hereby constitute Robert E. Stauth,
Harry L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers and directors of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1993 the guarantee by the Company of up to a maximum of $500,000,000 principal amount of unsecured debt instruments of Fleming Companies, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



     SIGNATURE                         TITLE                           DATE

/s/ David S. Miller         *       President, Chief       )
- -----------------------------       Executive Officer      )
                                    and Director           )
                                                           )
/s/ Donald N. Eyler         *       Vice President (Chief  )
- -----------------------------       Accounting             )
Donald N. Eyler                     Officer)               )
                                                           )
/s/ John M. Thompson        *       Vice President and     )
- -----------------------------       Treasurer (Chief       )
John M. Thompson                    Financial Officer)     )
                                                           )
/s/ David R. Almond         *       Director               )  November __, 1994
- -----------------------------                              )
David R. Almond                                            )
                                                           )
/s/ Harry L. Winn, Jr.      *       Director               )
- -----------------------------                              )
Harry L. Winn, Jr.                                         )
                                                           )
/s/ Thomas L. Zaricki       *       Director               )
- -----------------------------                              )
Thomas L. Zaricki                                          )
                                                           )
/s/ William M. Lawson, Jr.  *       Director               )
- -----------------------------                              )
William M. Lawson, Jr.                                     )


*By /s/ John M. Thompson
    --------------------------
    John M. Thompson,
    Attorney-in-Fact